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OFFICIAL FORM 1 (1/08)
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                         UNITED STATES BANKRUPTCY COURT                                                        VOLUNTARY PETITION
                          SOUTHERN DISTRICT OF NEW YORK
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Name of Debtor (if individual, enter Last, First, Middle):                    Name of Joint Debtor (Spouse)(Last, First, Middle):
 THINKPATH INC.,
 A CORPORATION
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 All Other Names used by the Debtor in the last 8 years                       All Other Names used by the Joint Debtor in the last
  (include married, maiden, and trade names):                                 8 years (include married, maiden, and trade names):
  NONE
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Last four digits of Soc. Sec. or Indvidual-Taxpayer I.D.                      Last four digits of Soc. Sec. or Indvidual-Taxpayer
(ITIN) No./Complete EIN (if more than one, state all): 31-1323702             I.D. (ITIN) No./Complete EIN (if more than one,
                                                                              state all):
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Street Address of Debtor (No. & Street, City, and State):                     Street Address of Joint Debtor
 C/O GERSTEN SAVAGE LLP                                                       (No. & Street, City, and State):
 600  LEXINGTON AVENUE, 9TH FLR
 NEW YORK, NY                                              ZIPCODE                                                       ZIPCODE
                                                           10022
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County of Residence or of the Principal Place of Business:  NEW YORK          County of Residence or of the Principal
                                                                              Place of Business:
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Mailing Address of Debtor  (if different from street address):                Mailing Address of Joint Debtor (if different from
 SAME                                                                         street address):
                                                           ZIPCODE                                                       ZIPCODE
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Location of Principal Assets of Business Debtor
(if different from street address above): 21 FOUR SEASONS PLACE, STE.330 M9B6J8                                          ZIPCODE
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TYPE OF DEBTOR (Form of organization)                      NATURE OF BUSINESS            CHAPTER OF BANKRUPTCY CODE UNDER WHICH
        (Check ONE box.)                                    (Check ONE box.)             THE PETITION IS FILED    (Check one box)
[ ] Individual (includes Joint Debtors)                    [ ] Health Care Business
    SEE EXHIBIT D ON PAGE 2 OF THIS FORM.                  [ ] Single Asset Real         [ ] Chapter 7   [ ] Chapter 15 Petition for
[ ] Corporation (includes LLC and LLP)                         Estate as defined         [ ] Chapter 9       Recognition of a
[ ] Partnership                                                in 11 U.S.C. ss. 101      [X] Chapter 11      Foreign Main Proceeding
[ ] Other (if debtor is not one of the above entities,         (51B)                     [ ] Chapter 12
    check this box and state type of entity below          [ ] Stockbroker               [ ] Chapter 13  [ ] Chapter 15 Petition for
           -----------------------------                   [ ] Railroad                                      Recognition of a
                                                           [ ] Commodity Broker                              Foreign Nonmain
                                                           [ ] Clearing Bank                                 Proceeding
                                                           [X] Other                     -------------------------------------------
                                                               ENGINEERING SERVICES            NATURE OF DEBTS (Check one box)
                                                           ------------------------
                                                              TAX-EXEMPT ENTITY          [ ] Debts are primarily consumer debts,
                                                           (Check box, if applicable.)       defined in 11 U.S.C. ss. 101(8) as
                                                           [ ] Debtor is a tax-exempt        "incurred by an individual primarily
                                                               organization under Title      for a personal, family, or household
                                                               26 of the United States       purpose"
                                                               Code (the Internal        [X] Debts are primarily business debts.
                                                               Revenue Code).            -------------------------------------------
-----------------------------------------------------------------------------------------            CHAPTER 11 DEBTORS:
                       FILING FEE (Check one box)                                                      CHECK ONE BOX:
                                                                                         [ ] Debtor is a small business as defined
[X] Full Filing Fee attached                                                                 in 11 U.S.C. ss. 101(51D).
[ ] Filing Fee to be paid in installments                                                [X] Debtor is not a small business debtor
    (applicable to individuals only). Must                                                   as defined in 11 U.S.C. ss. 101(51D).
    attach signed application for the court's consideration
    certifying that the debtor is unable to pay fee                                      CHECK IF:
    except in installments. Rule 1006(b). See Official Form 3A.                          [ ] Debtor's aggregate noncontingent
                                                                                             liquidated debts (excluding debts owed
[ ] Filing Fee waiver requested (applicable to chapter 7                                     to insiders or affiliates) are less
    individuals only). Must attach signed application for the                                than $2,190,000.
    court's consideration. See Offi cial Form 3B.                                        -- -- -- -- -- -- -- -- -- -- -- -- -- --
                                                                                         CHECK ALL APPLICABLE BOXES:
                                                                                         [ ] A plan is being filed with this
                                                                                             petition
                                                                                         [ ] Acceptances of the plan were solicited
                                                                                             prepetition from one or more classes
                                                                                             of creditors, in accordance with 11
                                                                                             U.S.C. ss. 1126(b).
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STATISTICAL/ADMINISTRATIVE INFORMATION                                                            THIS SPACE IS FOR COURT USE ONLY
[X] Debtor estimates that funds will be available for distribution to unsecured creditors.
[ ] Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.
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Estimated Number of Creditors
 [ ]     [X]        [ ]        [ ]      [ ]       [ ]        [ ]       [ ]       [ ]      [ ]
 1-49   50-99     100-199    200-999   1,000-    5,001-    10,001-   25,001-   50,001-   Over
                                       5,000     10,000    25,000    50,000    100,000  100,000
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Estimated Assets
  [ ]         [ ]       [ ]       [ ]       [X]           [ ]          [ ]           [ ]          [ ]          [ ]
$0 to      $50,001   $100,001  $500,001  $1,000,001   $10,000,001   $50,000,001  $100,000,001 $500,000,001   More than
            to          to      to $1      to $10         to $50       to $100     to $500        to $1     $1 billion
$50,000    $100,000   $500,000  million    million       million       million     billion       billion
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Estimated Liabilities
  [ ]         [ ]       [ ]       [ ]       [X]           [ ]          [ ]           [ ]          [ ]          [ ]
$0 to      $50,001   $100,001  $500,001  $1,000,001   $10,000,001   $50,000,001  $100,000,001 $500,000,001   More than
            to          to      to $1      to $10         to $50       to $100     to $500        to $1     $1 billion
$50,000    $100,000   $500,000  million    million       million       million     billion       billion
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

OFFICIAL FORM 1 (1/08)                                                                                             FORM B1, PAGE  2
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VOLUNTARY PETITION                                                                       Name of Debtor(s):
(THIS PAGE MUST BE COMPLETED AND FILED IN EVERY CASE)                                    THINKPATH INC.,
                                                                                         A  CORPORATION
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ALL PRIOR BANKRUPTCY CASES FILED WITHIN LAST 8 YEARS                     (If more than two, attach additional sheet)
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Location Where Filed:                                 Case Number:                       Date Filed:
NONE
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Location Where Filed:                                 Case Number:                       Date Filed:
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PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER OR AFFILIATE OF THIS DEBTOR     (If more than one, attach additional sheet)
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Name of Debtor:                                       Case Number:                       Date Filed:
THINKPATH, INC.                                       08-                                3/7/08
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District:                                             Relationship:                      Judge:
SOUTHERN DISTRICT OF NEW YORK                         COMMON OWNERSHIP
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                          EXHIBIT A                                                           EXHIBIT B
(To be completed if debtor is required to file                                      (To be completed if debtor is an individual
periodic reports (e.g., forms 10K and 10Q) with the Securities and                   whose debts are primarily consumer debts)
Exchange Commission pursuant to Section 13 or 15(d) of the Securities             I, the attorney for the petitioner named in the
Exchange Act of 1934 and is requesting relief under Chapter 11)                   foregoing petition, declare that I have informed
                                                                                  the petitioner that [he or she] may proceed under
[ ] Exhibit A is attached and made a part of this petition                        chapter 7, 11, 12 or 13 of title 11, United States
                                                                                  Code, and have explained the relief available
                                                                                  under each such chapter. I further certify that
                                                                                  I have delivered to the debtor the notice
                                                                                  required by 11 U.S.C. ss.342(b).

                                                                                  X                                      03/08/2008
                                                                                    -----------------------------------------------
                                                                                    Signature of Attorney for Debtor(s)     Date
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                                                               EXHIBIT C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?

[ ]  Yes, and exhibit C is attached and made a part of this petition.
[X]  No
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                                                              EXHIBIT D

(To be completed by every individual debtor. If a joint petition is filed, each spouse must complete and attach a separate Exhibit
D.)

[ ]  Exhibit D completed and signed by the debtor is attached and made part of this petition. If this is a joint petition:
[ ]  Exhibit D also completed and signed by the joint debtor is attached and made a part of this petition.
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                                              INFORMATION REGARDING THE DEBTOR - VENUE
                                                     (Check any applicable box)

[X]  Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for
     180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

[ ]  There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

[ ]  Debtor is a debtor in a foreign proceeding and has its principal place of business or principal assets in the United States in this District, or has no principal place of business or assets in the United States but is a defendant in an action proceeding [in a federal or state court] in this District, or the interests of the parties will be served in regard to the relief sought in this District.
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                             CERTIFICATION BY A DEBTOR WHO RESIDES AS A TENANT OF RESIDENTIAL PROPERTY (
                                                   (Check all applicable boxes.)

[ ]  Landlord has a judgment against the debtor for possession of debtor's residence. (If box checked, complete the following.)


                                                           ------------------------------------------------
                                                           (Name of landlord that obtained judgment)


                                                           ------------------------------------------------
                                                           (Address of landlord)

[ ]  Debtor claims that under applicable nonbankruptcy law, there are circumstances under which the debtor would be permitted to cure the entire monetary default that gave rise to the judgment for possession, after the judgment for possession was entered, and

[ ]  Debtor has included with this petition the deposit with the court of any rent that would become due during the 30-day period after the filing of the petition.

[ ]  Debtor certifies that he/she has served the Landlord with this certification. (11 U.S.C. ss. 362(l)).
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

OFFICIAL FORM 1 (1/08)                                                                                            FORM B1, PAGE 3
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VOLUNTARY PETITION                                                        Name of Debtor(s):
(THIS PAGE MUST BE COMPLETED AND FILED IN EVERY CASE)                     THINKPATH INC.,
                                                                          A  CORPORATION
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                                                             SIGNATURES
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             SIGNATURE(S) OF DEBTOR(S) (INDIVIDUAL/JOINT)                           SIGNATURE OF A FOREIGN REPRESENTATIVE

I declare under penalty of perjury that the information provided in           I declare under penalty of perjury that the
this petition is true and correct. [If petitioner is an individual            information provided in this petition is true and
whose debts are primarily consumer debts and has chosen to file under         correct, that I am the foreign representative of a
chapter 7] I am aware that I may proceed under chapter 7, 11, 12,             debtor in a foreign proceeding, and that I am
or 13 of title 11, United States Code, understand the relief available        authorized to file this petition.
under each such chapter, and choose to proceed under chapter 7.
                                                                              (Check only one box.)
[If no attorney  represents me and no  bankruptcy  petition preparer
signs the  petition] I have obtained and read the notice required             [ ] I request relief in accordance with chapter 15
by 11 U.S.C. ss.342(b)                                                            of title 11, United States Code. Certified copies
                                                                                  of the documents required by 11 U.S.C. ss. 1515
I request relief in accordance with the chapter of title 11,                      are attached.
United States Code, specified in this petition.
                                                                              [ ] Pursuant to 11 U.S.C. ss. 1511, I request relief
 X  ------------------------------------------------------------------            in accordance with the chapter of title 11
    Signature of Debtor                                                           specified in this petition. A certified copy of
                                                                                  the order granting recognition of the foreign
 X  ------------------------------------------------------------------            main proceeding is attached.
    Signature of Joint Debtor

    ------------------------------------------------------------------        X --------------------------------------------------
    Telephone Number (if not represented by attorney)                           (Signature of Foreign Representative)

     ------------------------------------------------------------------         --------------------------------------------------
     Date                                                                       (Printed name of Foreign Representative)

                                                                                 03/08/2008
                                                                                --------------------------------------------------
                                                                                (Date)
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             SIGNATURE OF ATTORNEY*                                          SIGNATURE OF NON-ATTORNEY BANKRUPTCY PETITION PREPARER
X /S/ JONATHAN S. PASTERNAK, ESQ.                                             I declare under penalty of perjury that: (1) I am a
  ----------------------------------------------------------------            bankruptcy petition preparer as defined in 11 U.S.C.
   Signature of Attorney for Debtor(s)                                        ss. 110; (2) I prepared this document for compensation
                                                                              and have provided the debtor with a copy of this
   JONATHAN S. PASTERNAK, ESQ. 6107                                           document and the notices and information required
  ----------------------------------------------------------------            under 11 U.S.C. ss.ss. 110(b), 110(h), and 342(b);
   Printed Name of Attorney for Debtor(s)                                     and, (3) if rules or guidelines have been promulgated
                                                                              pursuant to 11 U.S.C. ss. 110(h) setting a maximum fee
   RATTET, PASTERNAK & GORDON-OLIVER, LLP                                     for services chargeable by bankruptcy petition
  ----------------------------------------------------------------            preparers, I have given the debtor notice of the
   Firm Name                                                                  maximum amount before preparing any document for
                                                                              filing for a debtor or accepting any fee from the
   550 MAMARONECK AVENUE                                                      debtor, as required in that section. Official Form 19
  ----------------------------------------------------------------            is attached.
   Address

   SUITE 510                                                                  ------------------------------------------------------
  ----------------------------------------------------------------            Printed Name and title, if any,
   HARRISON, NY  10528                                                        of Bankruptcy Petition Preparer
  ----------------------------------------------------------------
   (914) 381-7400                                                             ------------------------------------------------------
  ----------------------------------------------------------------            Social-Security number (If the bankruptcy petition
   Telephone Number                                                           preparer is not an individual, state the
                                                                              Social-Security number of the officer, principal,
   03/08/2008                                                                 responsible person or partner of the bankruptcy
  ----------------------------------------------------------------            petition preparer.) (Required by 11 U.S.C. ss. 110.)
   Date

*In a case in which ss. 707(b)(4)(D) applies, this signature also             ------------------------------------------------------
constitutes a certification that the attorney has no knowledge                Address
after an inquiry that the information in the schedules is incorrect.
---------------------------------------------------------------------         ------------------------------------------------------
             SIGNATURE OF DEBTOR (CORPORATION/PARTNERSHIP)
I declare under penalty of perjury that the information provided in           X
this petition is true and correct, and that I have been authorized            ------------------------------------------------------
to file this petition on behalf of the debtor.

The debtor requests the relief in accordance with the chapter of title        ------------------------------------------------------
11, United States Code, specified in this petition.

 X /S/ DECLAN FRENCH                                                          ------------------------------------------------------
  -------------------------------------------------------------------         Date
    Signature of Authorized Individual
                                                                              Signature of bankruptcy petition preparer or officer,
    DECLAN FRENCH                                                             principal, responsible person, or partner whose
  -------------------------------------------------------------------         Social-Security number is provided above.
    Printed Name of Authorized Individual
                                                                              Names and Social-Security numbers of all other
    PRESIDENT                                                                 individuals who prepared or assisted in preparing this
  -------------------------------------------------------------------         document unless the bankruptcy petition preparer is
    Title of Authorized Individual                                            not an individual.

    03/08/2008
  -------------------------------------------------------------------
    Date                                                                      If more than one person prepared this document, attach
                                                                              additional sheets conforming to the appropriate
                                                                              official form for each person.

                                                                              A BANKRUPTCY PETITION PREPARER'S FAILURE TO COMPLY
                                                                              WITH THE PROVISIONS OF TITLE 11 AND THE FEDERAL RULES
                                                                              OF BANKRUPTCY PROCEDURE MAY RESULT IN FINES OR
                                                                              IMPRISONMENT OR BOTH. 11 U.S.C. SS. 110; 18 U.S.C.
                                                                              SS. 156.
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


OFFICIAL FORM 1 (1/08)                                                                                            FORM B1, PAGE 4

ADDITIONAL PENDING BANKRUPTCY CASES FILED BY ANY SPOUSE, PARTNER OR AFFILIATE OF THIS DEBTOR
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Name of Debtor:                                              Case Number:                Date Filed:
THINKPATH TECHNICAL SERVICES, INC.                           08-                         3/7/08

District:                                                    Relationship:               Judge:
SOUTHERN DISTRICT OF NEW YORK                                COMMON OWNERSHIP
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Name of Debtor:                                              Case Number:                Date Filed:
THINKPATH OF MICHIGAN, INC.                                  08-                         3/7/08

District:                                                    Relationship:               Judge:
SOUTHERN DISTRICT OF NEW YORK                                COMMON OWNERSHIP
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

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                               MANHATTAN DIVISION


 In re THINKPATH INC., A  CORPORATION                   Case No. 08 B
                                                        Chapter 11


--------------------------------------------------------------/ Debtor
Attorney for Debtor: JONATHAN S. PASTERNAK, ESQ.



                         VERIFICATION OF CREDITOR MATRIX


         The above named Debtor(s) hereby verify that the attached list of creditors is true and correct to the best of our knowledge.





Date: 03/08/2008                          /S/ DECLAN FRENCH
      -----------                         -----------------
                                          Debtor

*** 08 B ***


ADP, INC.
PO BOX 78415
PHOENIX, , AZ  85062-8415


ADVANCED TESTING SOLUTIONS
PO BOX 110268
NAPLES, , FL  34108


AICCO, INC. BOX 9045
NEW YORK,, NY   10087-9045


AKUVA INFOTECH PRIVATE LIMITED
NO. 29/1, 3RD MAIN
HANUMANTHNAGAR,, BANGALORE  56


AMERICAN EXPRESS CO.
TRAVEL RELATED SERVICES CO.
PO BOX 360001 FT.
LAUDERDALE,, FL  33336-000


AMERICAN UNITED LIFE ONE AMERICAN SQUARE
PO BOX 6123
INDIANAPOLIS,, IN  46206-6123


ANTHEM BLUE CROSS/BLUE SHIELD
PO BOX 790442
ST. LOUIS , MO  63179-0442


ARKADIN INC.
PO BOX 684
BUFFALO,, NY  14240-0684


AT&T
PO BOX 660011
DALLAS , TX   75266-0011


AT&T
PO  BOX 660011
DALLAS , TX   75266-0011

*** 08 B ***


AT&T
PO BOX 277019
ATLANTA , GA  30384-7019


AT&T LONG DISTANCE
PO BOX 660688
DALLAS,, TX   75266-0688


AT&T MOBILITY
PO BOX 6463
CAROL STREAM,, IL   60197-6463


BEST WESTERN STERLING INN
34911 VAN DYKE AVENUE
STERLING HEIGHTS, MI  48312


BRADY, WARE & SCHOENFELD, INC.
ONE SOUTH MAIN STREET
SUITE 600
DAYTON,, OH  45402


BRENT SHERFY
4820 SUNVIEW CIRCLE APT. 918
INDIANAPOLIS,, IN  46237


CANON IV, INC.
PO BOX 697
INDIANAPOLIS,, IN  46206-0697


CAPITAL TELECOMMUNICATIONS
PO BOX 64225
BALTIMORE,, MD  21264-4225


CDW DIRECT, LLC
PO BOX 75723
CHICAGO,, IL   60675-5723


CHARRETTE CORPORATION
PO BOX 277968
ATLANTA,, GA  30384-7968

*** 08 B ***


CHELEXA DESIGN & ENGINEERING
PO BOX 667 ALLEN
PARK,, MI  48101-0667


COFFEES BY DERRINGER
5530 FAIR LANE
CINCINNATI,, OH  45227-3473


COMCAST
PO BOX 840
NEWARK,, NJ  07101-0840


CONTINENTAL STOCK TRANSFER & TRUST COMPANY
17 BATTERY PLACE
NEW YORK,, NY 10004


CONTROLWISE, INC.
2911 ROUTE 88
SUITE 10
POINT PLEASANT,, NJ  08742


COOLIGE, WALL, WOMSLEY & LOMB
33 WEST FIRST STREET
SUITE 600
DAYTON,, OH  45402-1289


DAYTON RACQUET  CLUB
2890   KETTERING TOWER
DAYTON,, OH  45423-2900


DAYTON TOOLING & MANUFACTURING
240 W. FIFTH STREET
RM. 13-125
DAYTON,, OH 45402-2302


DELL FINANCIAL SERVICES
PAYMENT PROCESSING CENTER
4307 COLLECTION CENTER DRIVE
CHICAGO,, IL   60693


DELL MARKETING L.P.
C/O DELL USA, L.P.
PO BOX 643561
PITTSBURGH,, PA  15264-3561

*** 08 B ***


DHL EXPRESS INC.
PO BOX 504266
ST. LOUIS,, MO  63150-4266


DORSEY & WHITNEY LLP
PO BOX 1680
MINNEAPOLIS,, MN  55480-1680


DUKE ENERGY
PO BOX 9001076
LOUISVILLE,, KY  40290-1076


ED GODWIN
11533 72ND TERRACE N
SEMINOLE, FL 33772


EE CRUZ CO., INC.
CRUZ PLAZA
HOLMDEL,, NJ  07733


EMPLOYMENT SCREENING ASSOCIATE
8010 BLUE ASH ROAD
CINCINNATI , OH  45236


EXACT SOFTWARE NORTH AMERICA INC.
1136 PAYSPHERE CIRCLE
CHICAGO , IL   60674


FEDEX
PO BOX 371461
PITTSBURGH,, PA  15250-7461


FISHER GROUP ARCHITECTS
515 BELMONT PARK
NORTH DAYTON,, OH  45405-4706


FLYNN'S
355 SOUTH ELM STREET
DAYTON,, OH 45449

*** 08 B ***


GCC HOLDINGS, LLP
C/O VECTOR COMM. REAL ESTATE
125 5TH STREET SOUTH
ST.PETERSBURG,, FL  33701


GREAT WEST RETIREMENT SERVICES
8515 E. ORCHARD ROAD
10T2
GREENWOOD VILL.,, CO  80111


GUARDIAN LIFE ALTERNATE FUND
36280 TREASURY CENTER
CHICAGO,, IL   60694-6200


HR DIRECT
PO BOX 452019
SUNRISE,, FL  33345-2019


IBM CORPORATION
PO BOX 643600
PITTSBURGH,, PA  15264-3600


IKON OFFICE SOLUTIONS
PO BOX 802815
CHICAGO,, IL   60680-2815


INSIGHT
PO BOX 78825
PHOENIX,, AZ  85062-8825


INTERNAL REVENUE SERVICE
PO  BOX 21126
PHILADELPHIA , PA   19114


INTERNATIONAL METROLOGY INC.
630 GREENWAY DRIVE
COLUMBUS,, IN  47201


JFA ENGINEERING, INC.
205 BROAD STREET
RED BANK,, NJ  07701

*** 08 B ***


JIM MCLAFFERTY
11 MACDONALD COURT
WALDWICK, NJ


JOHN AND CECELIA KENNEDY
198 KINGS ROAD
MADISON HEIGHTS,, NJ  07940


JOHN ROBBINS
713 DUSTIN COURT
TIPP CITY, OHIO  145371


KEN STEPHENSON
2140 CROSLEY COURT
MIAMISBURG, OH  45342


LAN TROY ASSOCIATES, LLC
191 WOODPORT ROAD
SUITE 210A
SPARTA, , NJ  07871


LAURUS MASTER FUND, LTD.
C/O LAURUS CAPITAL  MANAGEMENT
825 THIRD AVENUE, 14 FLOOR
NEW YORK , NY  10022


MCDONALD &  ASSOCIATES
2544  SOUTH  156TH
CIRCLE OMAHA, , NE    55108-5264


MERRILL BRINK INTERNATIONAL
ONE MERRILL CIRCLE
BUILDING 1455
ST. PAUL,, MN  55108-5264


MET TEL
PO BOX 1056
NEW YORK , NY   10268-1056


MIMEO.COM
PO BOX 13067
NEWARK,, NJ  07188-0067

*** 08 B ***


NAPCO COPY GRAPHICS
PO BOX 234
LYNDHURST, , NJ  07071


OBERER COMPANIES
2800 E. RIVER
ROAD DAYTON,, OH  45439


OFFICE DEPOT
PO BOX 633211
CINCINNATI,, OH  45263-3211


OFFICE OF THE UNITED STATES TR
33 WHITEHALL STREET, 21ST FLOO
NEW YORK , NY  10004


OHIO GRAPHIC SUPPLY, INC.
530 W WHIPP ROAD
DAYTON, OH  45459


OPTRICS INC.
6810 104TH STREET
EDMONTON,ALBERTA, CANADA  T6H


PINTO BROTHERS
PO BOX 528
COUTH PLAINFIELD, NJ  07080


PITNEY BOWES INC.
PO BOX 856460
LOUISVILLE,, KY  40285-6460


PROVIDEO MULTIMEDIA
1 VICTORY ROAD
SUFFERN,, NY  10901


QUILL
PO BOX 37600
PHILADELPHIA,, PA  19101-0600


ROBERT STRAMARA
29 OLCOTT STREET
SOMERSET,, NJ  08873

*** 08 B ***


ROYALTY CLEANING SERVICE
642 RYAN DRIVE
ALLENTOWN,, PA  18103


SALEM OFFICE PRODUCTS
4604 SALEM AVENUE
DAYTON,, OH  45416


SCOTT NILSSEN
31 FRANKLIN STREET
MAHUAH, NJ  07430


SECURITIES & EXCHANGE COMMISSI
NORTHEAST REGIONAL BUILDING
233 BROADWAY
NEW YORK , NY  10279


SHRED-IT
9860 WINDISCH ROAD
WEST CHESTER,, OH 45069


SIEMENS PRODUCT LIFECYCLE MGMT
PO BOX 502825 ST.
LOUIS,, MO  63150-2825


SPRINT PCS
PO BOX 740602
CINCINNATI,, OH  45274-0602


STAPLES CREDIT PLAN
PO BOX 689020 DES
MOINES,, IA  50368-9020


STAYBRIDGE SUITES UTICA
46155 UTICA PARK
BLVD. UTICA,, MI  48315


TAYLOR GRAPHIX
223 WOODBRIDGE DRIVE
CRANBERRY TWP.,, PA 16066


THE AVERAGE PARTNERSHIP LLC
PO BOX 706
COLUMBUS,, IN  47202

*** 08 B ***


THE GUARDIAN
PO BOX 95101
CHICAGO , IL   60694-5101


TLS
1888 POSHARD DRIVE SUITE A
COLUMBUS,, IN  47203


TOLEDO GROUP
PO BOX 34
FARMINGDALE,, NY  11735


TREASURER OF THE STATE OF OHIO
P.O. BOX 16560
COLUMBUS,, OH  43216-6560


U.N.I. ENGINEERING INC.
156 STOCKTON STREET
PO BOX 1329
HIGHSTOWN,, NJ 08520


VAN AUSDALL AND FARRAR INC.
PO BOX 664250
INDIANAPOLIS,, IN  46266


VECTREN ENERGY DELIVERY
PO BOX 6248
INDIANAPOLIS,, IN  46206-6248


VERIZON
PO BOX 920041
DALLAS,, TX   75392-0041


VISION SERVICE PLAN (OH)
PO BOX 60000 SAN
FRANCISCO, CA   94160-3399